UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019 (January 30, 2019)

FRED'S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2019, the Board of Directors (the “Board”) of Fred’s, Inc. (the “Company” or “Fred’s”) appointed Joseph Anto as the Company’s Chief Executive Officer, effective as of February 3, 2019, the first day of the Company’s 2019 fiscal year. Mr. Anto had previously served as Interim Chief Executive Officer since April 2018 and Executive Vice President, Chief Financial Officer and Secretary since February 2018.

In addition, the Board appointed Ritwik Chatterjee as Chief Financial Officer, Nathaniel Klein as Chief Operating Officer and Michael Ladd as Chief Stores Officer. Mr. Chatterjee had previously served as Senior Vice President of Corporate Development since September 2018, Mr. Klein had previously served as Senior Vice President of Finance since April 2018 and Mr. Ladd had previously served as Executive Vice President of Store Operations since January 2018. Each of these appointments was also effective as of February 3, 2019.

Mr. Anto, age 40, was appointed Executive Vice President, Chief Financial Officer and Secretary of the Company in February 2018, and he was named Interim Chief Executive Officer in April 2018. Before that, Mr. Anto served as a consultant to the Company, beginning in July 2017. From June 2015 to February 2018, Mr. Anto served as Senior Vice President of Strategy and M&A at MediaNews Group, Inc. (d/b/a Digital First Media), one of the largest newspaper companies in the U.S. by circulation. From July 2014 to May 2015, he was Vice President of Business Development for MediaNews Group and also CEO at Jobs-in-the-US.com, a subsidiary of MediaNews Group with regionally focused job board sites in New England. From February 2013 to June 2014, Mr. Anto was Managing Director at Digital First Ventures, the strategic investing division of MediaNews Group. Mr. Anto is the co-founder of RumbaTime, LLC, a fashion brand focused on timepieces and accessories, and served as the company’s CEO from 2009 to 2012. Before that, Mr. Anto held positions at Harbinger Capital Partners, ABS Capital Partners and First Union Securities. He has previously served on the boards of private merchant power companies Kelson Energy Inc. and Kelson Canada, CIPS Marketing Group Inc. and RumbaTime. Mr. Anto holds a BBA from Emory University and an MBA from Columbia University.

Mr. Chatterjee, age 43, was appointed as the Company’s Senior Vice President of Corporate Development in September 2018, and before that served as the Company’s Vice President of Finance beginning in June 2018. Prior to joining Fred’s, Mr. Chatterjee most recently served as Senior Vice President, Strategy & Business Development at Rachel Zoe, Inc. from January 2018 to June 2018. Before that, Mr. Chatterjee served as Interim Chief Financial Officer of Microdynamics Group, a private equity-owned invoice and billing firm, from March 2017 until its sale to OSG Billing Services in October 2017.  Prior to that, Mr. Chatterjee was Senior Vice President of Strategy and Business Development at Martha Stewart Living Omnimedia, Inc. (“Martha Stewart Living”) from June 2014 to December 2016, where he led efforts to restructure the company and sell it to Sequential Brands Group, Inc. (NASDAQ: SQBG). Before Martha Stewart Living, Mr. Chatterjee was a Vice President at Structured Portfolio Management, a credit investment firm, from February 2011 to April 2014. Prior to that, Mr. Chatterjee held positions at Harbinger Capital Partners, Merrill Lynch (now Bank of America), Piper Jaffray Companies and CIBC World Markets. He has a BA from Brown University.

Mr. Klein, age 37, joined Fred’s in April 2018 as Senior Vice President of Finance. Mr. Klein was a founder of North American Lithium (NAL) and led the restructuring of its predecessor RB Energy from October 2015 to its eventual sale to Contemporary Amperex Technology Co. (CATL), one of the largest EV battery producers in the world, in January 2018.  From November 2008 to September 2016, Mr. Klein served as Vice President at Hale Capital Management, a private equity fund based in New York City focused on investing and transforming small and mid-cap companies. Mr. Klein has a BBA from Franklin & Marshall College, where he received The Wall Street Journal Award for outstanding academic achievement.

Mr. Ladd, age 48, joined Fred’s as Executive Vice President of Store Operations in January 2018. Before Fred’s, Mr. Ladd served as Vice President of Stores at Barnes & Noble, Inc. with responsibility for the store and operations organizations from June 2016 through August 2016. Mr. Ladd joined Barnes & Noble from Sears Holdings Corporation, where he served as Senior Vice President and Head of Sears Retail with responsibility for the entire store and retail operations teams from December 2014 to June 2016. He also acted in corporate and field leadership roles of increasing responsibility during his 20-year career with Sears Holdings. Mr. Ladd holds a BA in Business Psychology from Miami University.

In connection with the aforementioned appointments, Mr. Anto’s annual base salary was increased to $675,000, Mr. Chatterjee’s annual base salary was increased to $400,000, Mr. Klein’s annual base salary was increased to $400,000, and Mr. Ladd’s annual base salary was increased to $420,000. Upon the effectiveness of these appointments, each of the foregoing officers resigned from their previous offices held at the Company, except that Mr. Anto remains Secretary of the Company.

None of Messrs. Anto, Chatterjee, Klein or Ladd has any family relationships with any director or executive officer of the Company, there are no arrangements or understandings between any of Messrs. Anto, Chatterjee, Klein or Ladd and any other persons pursuant to which such officer was selected for his respective office, and there have been no transactions involving the Company and any of Messrs. Anto, Chatterjee, Klein or Ladd that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

On February 4, 2019, the Company issued a press release announcing the appointments of Mr. Anto as Chief Executive Officer, Mr. Chatterjee as Chief Financial Officer, Mr. Klein as Chief Operating Officer and Mr. Ladd as Chief Stores Officer. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Fred’s, Inc., dated February 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date:	February 4, 2019	By:	/s/ Joseph M. Anto
		Name:	Joseph M. Anto
		Title:	Chief Executive Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Fred’s, Inc., dated February 4, 2019.